                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CepTor  Corporation,  (the "Company")
on Form 10-QSB for the  quarterly  period ended March 31, 2006 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Donald
W.  Fallon,  Chief  Financial  Officer of the Company,  certify,  pursuant to 18
U.S.C.  Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley
Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13 (a) of 15 (d)
     of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 22, 2006

                                       /s/  Donald W. Fallon
                                       -----------------------------------------
                                       Donald W. Fallon
                                       Chief Financial Officer, Senior Vice
                                       President, Finance and Administration and
                                       Secretary